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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



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                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) October 26, 1998.


                 NovaStar Mortgage Funding Trust, Series 1998-1
           (Issuer in respect of the NovaStar Home Equity Loan Asset-
                           Backed Bonds Series 1998-1)
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             (Exact name of registrant as specified in its charter)


            Delaware                   333-24327                48-1195807
   (State or other jurisdiction       (Commission             (IRS Employer
        of incorporation)             File Number)          Identification No.)

         c/o First Union National Bank, 230 S. Tryon Street, 9th Floor,
                            Charlotte, NC 28288-1179
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               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (704) 383-9568

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         (Former name or former address, if changed since last report.)


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Item 5.  See the monthly statement to Bondholders attached as Exhibit 20.1 hereto reflecting the required information for the October 1998 payment to the NovaStar Home Equity Loan Asset-Backed Bonds Series 1998-1.

Item 7.  Financial Statements and Exhibits.

         (c)      Exhibits.

                  Item 601 (a) of Regulation.
                  S-K Exhibit Number.
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                  20.1     Monthly statement to holders of NovaStar Home Equity
                           Loan Asset-Backed Bonds Series 1998-1 relating to the October 26, 1998 Payment Date.



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                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of NovaStar Mortgage Funding Trust Series 1998-1 by the undersigned thereunto duly authorized.



Dated: November 9, 1998       By:        First Union National Bank,
                                         as Indenture Trustee and on behalf of
                                         NovaStar Home Mortgage Funding Trust
                                         Series 1998-1

                                         BY:   Robert Ashbaugh
                                               --------------------------------
                                               Vice President



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                                  EXHIBIT INDEX




20.1 Monthly statement to holders of NovaStar Home Equity Loan Asset-Backed Bonds Series 1998-1 relating to the October 26, 1998 Payment Date.



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